AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 16, 1998
                                                     REGISTRATION NO. 333-61551
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------

                             AMENDMENT NO. 2
                                      TO
                                   FORM SB-2
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                ---------------

                               KOALA CORPORATION
       (EXACT NAME OF SMALL BUSINESS ISSUER AS SPECIFIED IN ITS CHARTER)

              COLORADO                             3089                            84-1238908
      (STATE OF INCORPORATION)         (PRIMARY STANDARD INDUSTRIAL             (I.R.S. EMPLOYER
                                        CLASSIFICATION CODE NUMBER)           IDENTIFICATION NO.)

                                                                     MARK A. BETKER
                                                    CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER
       5031 SOUTH ULSTER STREET, SUITE 300                5031 SOUTH ULSTER STREET, SUITE 300
              DENVER, COLORADO 80237                             DENVER, COLORADO 80237
                  (303) 770-3500                                     (303) 770-3500
          (ADDRESS AND TELEPHONE NUMBER                       (NAME, ADDRESS AND TELEPHONE
          OF PRINCIPAL EXECUTIVE OFFICE)                      NUMBER OF AGENT FOR SERVICE)

                                  COPIES TO:

             DOUGLAS R. WRIGHT, ESQ.                             RICHARD M. RUSSO, ESQ.
             JEFFREY A. SHERMAN, ESQ.                         GIBSON, DUNN & CRUTCHER LLP
 OTTEN, JOHNSON, ROBINSON, NEFF & RAGONETTI, P.C.          1801 CALIFORNIA STREET, SUITE 4100
        950 SEVENTEENTH STREET, SUITE 1600                       DENVER, COLORADO 80202
              DENVER, COLORADO 80202                                 (303) 298-5715
                  (303) 825-8400

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: As soon as practicable after the Registration Statement becomes effective.
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.

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

                                    PART II

                  INFORMATION NOT REQUIRED IN THE PROSPECTUS

                                     * * *


ITEM 27. EXHIBITS.

   EXHIBIT
     NO.                                DESCRIPTION
   -------                              -----------
    1.1    Underwriting Agreement
    3.1    Articles of Incorporation of Koala Corporation
    3.2    Bylaws of Koala Corporation
    4.1    Specimen Common Stock Certificate(1)
    5.1    Opinion of Otten, Johnson, Robinson, Neff & Ragonetti, P.C.
   10.1    Incentive Stock Option Plan dated August 19, 1993(1)
   10.2    Koala Corporation 1995 Stock Option Plan, as amended
   10.3    Industrial Lease dated August 1, 1996 between Buckhead Industrial
            Properties, Inc. and Koala Corporation(2)
   10.4    Credit Agreement with U.S. Bank National Association(4)
   10.5    Agreement for Sale and Purchase of Assets dated June 23, 1997 between Delta Play, Ltd., et al. and Koala Corporation(3)
   10.6    Registration Rights Agreement dated June 23, 1997 between Delta
            Play, Ltd., and Koala Corporation(4)
   10.7    Agreement for Sale and Purchase of Assets dated August 14, 1998 between Park Structures, Inc. et al and Koala Corporation
   10.8    Indenture dated March 31, 1998 among Vanal Development Corp., Delta
            Play Company and Koala Corporation
   10.9*   Form of Revolving Credit Agreement, dated December 16, 1998, between
            Koala Corporation and U.S. Bank National Association
   21.1    Subsidiaries
   23.1    Consent of Ernst & Young LLP
   23.2    Consent of Blanski Peter Kronlage & Zoch, P.A.
   23.3    Consent of Goldstein Lewin & Co.
   23.4    Consent of Ernst & Young Chartered Accountants
   23.5    Consent of Otten, Johnson, Robinson, Neff & Ragonetti, P.C.
            (contained in Exhibit 5.1)
   24.1    Power of Attorney (on page II-4)
   27.1    Financial Data Schedule

--------
 * Filed herewith.

(1) Incorporated by reference to the exhibits included in the Company's Registration Statement on Form SB-2, Registration No. 33-68482C.

(2) Incorporated by reference to Exhibit 10.11 of the Company's Form 10-KSB for the year ended December 31, 1996.

(3) Incorporated by reference to Exhibit 2.1 of the Company's Form 8-K/A filed on September 8, 1997.

(4) Incorporated by reference to Exhibit 4.1 of the Company's Form 8-K/A filed on September 8, 1997.

                                     * * *

                                  SIGNATURES

  In accordance with the requirements of the Securities Act of 1933, the registrant certifies that it has authorized this amendment to the registration statement to be signed on its behalf by the undersigned in Denver, Colorado, on December 16, 1998.

                                          KOALA CORPORATION

                                                  /s/ Mark A. Betker
                                          By: _________________________________
                                            Name: Mark A. Betker
                                            Title: Chairman of the Board,
                                                   President and Chief
                                                   Executive Officer

  In accordance with the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities and on the dates stated.

              SIGNATURE                        TITLE                 DATE
              ---------                        -----                 ----

        /s/ Mark A. Betker            Chairman of the Board,   December 16, 1998
 ____________________________________  President and Chief
           Mark A. Betker              Executive Officer

       /s/ Jeffrey L. Vigil           Vice President of        December 16, 1998
 ____________________________________  Finance and
          Jeffrey L. Vigil             Administration
                                       (Principal Financial
                                       and Accounting
                                       Officer)

      /s/ Michael C. Franson          Director                 December 16, 1998
 ____________________________________
          Michael C. Franson

       /s/ Thomas W. Gamel*           Director                 December 16, 1998
 ____________________________________
           Thomas W. Gamel

    /s/ John T. Pfannenstein*         Director                 December 16, 1998
 ____________________________________
        John T. Pfannenstein

      /s/ Ellen S. Robinson*          Director                 December 16, 1998
 ____________________________________
          Ellen S. Robinson
 *By:   /s/ Jeffrey L. Vigil
  ----------------------------------------------
    Jeffrey L. Vigil, Attorney-in-
 Fact

                                     II-2